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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 30, 2000


                         NORTHSTAR HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       0-21752                   25-1697152
(State or other jurisdiction      (Commission File No.)        (IRS Employer
   of Incorporation)                                         Identification No.)


 665 PHILADELPHIA STREET, INDIANA, PENNSYLVANIA                    15701
   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number including area code:    (724) 349-7500

                                 Not Applicable
          (Former name or former address, if changed from last report)


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ITEM 5. OTHER EVENTS

Updated Time Table for Closing of Merger Transaction

As previously reported on March 15, 2000, the registrant signed a Definitive Agreement to become a wholly owned subsidiary of Benchmark Medical, Inc. (BMI) of Malvern, PA. Benchmark is a newly formed, privately held company funded by Wind Point Partners, a private equity investment firm based in Chicago, IL.

The closing of the proposed merger agreement between the registrant and BMI, originally anticipated to close at the end of June 2000, is now expected to occur on or about August 31, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of businesses being acquired: None.

         (b) Pro Forma financial information: None.

         (c) Exhibits:

             99.1 Press Release, dated June 30, 2000, issued by the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            NORTHSTAR HEALTH SERVICES, INC.



                            /s/ THOMAS W. ZAUCHA
                            --------------------------------------------
                            Name: THOMAS W. ZAUCHA
                            Title: Chairman, CEO, President and Director
                                   (Principal Executive Officer)




                            /s/ JAMES R. MARTIN
                            --------------------------------------------
                            Name: JAMES R. MARTIN
                            Title: Executive Vice President, Chief Financial
                                   Officer, Treasurer and Director
                                   (Principal Accounting and Financial Officer)



June 30, 2000